INCOME TAXES	12 Months Ended
Dec. 31, 2012
INCOME TAXES [Abstract]
INCOME TAXES
NOTE 9 - INCOME TAXES

A.	Income Tax Regulations (Rules on Bookkeeping by Foreign Invested Companies and Certain Partnerships and Determination of their Taxable Income), 1986:

A "foreign investor" company may measure and reflect its results for Israeli tax purposes in accordance with the changes in the exchange rate of the NIS against the US dollar, pursuant to the provisions of the Israeli Income Tax Regulations (Rules on Bookkeeping by Foreign Invested Companies and Certain Partnerships and Determination of their Taxable Income), 1986. During 2012, The Company elected to measure its Israeli taxable income in the exchange rate of NIS against the U.S. dollar rather than in NIS. This election is applicable for a four taxable years commencing on January 1, 2012.

B.	Law for the Encouragement of Capital Investments - 1959:

Part of the Company's investment in equipment has received approvals in accordance with the Law for the Encouragement of Capital Investments, 1959 ("Approved Enterprise" status) in three separate investment plans. The Company has chosen to receive its benefits through the "Alternative Benefits" track, and, as such, is eligible for various benefits. These benefits include accelerated depreciation of fixed assets used in the investment program, as well as a full tax exemption on undistributed income in relation to income derived from the first plan for a period of 4 years and for the second and third plans for a period of 2 years. Thereafter a reduced tax rate of 25% will be applicable for an additional period of up to 3 years for the first plan and 5 years for the second and third plans, commencing with the date on which taxable income is first earned but not later than certain dates. The first and second plan benefit periods have already expired. The benefit period of the third plan have not yet commenced.

On April 1, 2005, an amendment to the Investment Law came into effect ("the Amendment") and has significantly changed the provisions of the Investment Law. The Amendment limits the scope of enterprises which may be approved by the Investment Center by setting criteria for the approval of a facility as a Privileged Enterprise, such as provisions generally requiring that at least 25% of the Privileged Enterprise's Income will be derived from export. Additionally, the Amendment enacted major changes in the manner in which tax benefits are awarded under the Investment Law so that companies no longer require Investment Center approval in order to qualify for tax benefits. However, the Investment Law provides that terms and benefits included in any certificate of approval already granted will remain subject to the provisions of the law as they were on the date of such approval. Therefore, the Israeli companies with Approved Enterprise status will generally not be subject to the provisions of the Amendment.

The entitlement to the above benefits is conditional upon the Company fulfilling the conditions stipulated by the above law, regulations published thereunder and the instruments of approval for the specific investments in "Approved Enterprises". In the event of failure to comply with these conditions, the benefits may be canceled and the Company may be required to refund the amount of the benefits, in whole or in part, including interest.

In the event of distribution by the Company of a cash dividend out of retained earnings that were tax exempt due to its Approved Enterprise status, the Company would have to pay corporate tax of 10% - 25% on the income from which the dividend was distributed based on the extent to which non-Israeli shareholders hold Company's shares. A 15% withholding tax may be deducted from dividends distributed to the recipients.

An amendment to the Investments Law, which was enacted on November 12, 2012 (the "Trapped Profits Law") offers reduced corporate income tax rates intended to encourage the distribution of profits derived from tax-exempt income accumulated up to December 31, 2011. The Trapped Profits Law provides a formula, pursuant to which the higher the amount of income a company would be willing to release, the lower would the applicable corporate income tax rate be for that company with respect to such income (the tax rate may be reduced to a minimum of 6%). A company opting to utilize the Trapped Profits Law would be required to meet certain conditions, including, among others, an obligation of the company to invest in an Industrial Enterprise. The Company anticipates that, for the foreseeable future, it will retain any earnings to support operations and to finance the growth and development of our business. Therefore, the Company does not expect to pay cash dividends for at least the next several years.

In 2011, based on Company investments in property and equipment in the years 2009 and 2008, the Company submitted a request to approve a new plan (fourth plan) as a Privileged Enterprise in accordance with the Amendment to the Investment Law. The commencing year was 2010. The expected expiration year is 2021.

The Company has not provided deferred taxes on future distributions of tax-exempt earnings, as management and the Board of Directors have not yet determined to pay any dividend in the future. Accordingly, such earnings have been considered to be permanently reinvested.

In 2011, new legislation amending to the Investment Law was adopted. Under this new legislation, a uniform corporate tax rate will apply to all qualifying income of certain Industrial Companies (Requirement of a minimum export of 25% of the company's total turnover), as opposed to the current law's incentives, which are limited to income from Approved Enterprises during their benefits period. Under the new law, the uniform tax rate will be 10% in areas in Israel designated as Development Zone A and 15% elsewhere in Israel during 2011-2012, 7% and 12.5%, respectively, in 2013-2014, and 6% and 12%, respectively thereafter. The profits of these Industrial Companies will be freely distributable as dividends, subject to a 15% withholding tax (or lower, under an applicable tax treaty).

Under the transition provisions of the new legislation, the Company may decide to irrevocably implement the new law while waiving benefits provided under the current law or to remain subject to the current law.

C.	Law for the Encouragement of Industry (Taxation), 1969:

The Company is an "Industrial Company" under the Law for the encouragement of Industry (Taxation), 1969 and, therefore, is entitled to certain tax benefits, mainly accelerated rates of depreciation.

D.	Deferred Taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company and its subsidiary deferred tax assets are as follows:

	As of December 31,
	2 0 1 2	2 0 1 1

Israel net operating loss carry-forwards (*)	$1,317	$6,231
Temporary differences relating to reserve and allowances	489	1,709
Total net deferred tax asset before valuation allowance	1,806	7,940
Valuation allowance	-	(5,440)
Net deferred tax asset	$1,806	$2,500
(*) Deferred taxes were calculated based on effective tax rates.

Presentation in balance sheets:

	December 31,
	2 0 1 2	2 0 1 1

Current deferred income tax	$1,850	$2,500
Other long term assets	210	-
Other long term liability	(254)	-
	$1,806	$2,500

Under ASC 740-10, deferred tax assets are to be recognized for the anticipated tax benefits associated with net operating loss carry-forwards and deductible temporary differences; unless it is more-likely-than-not that some or all of the deferred tax assets will not be realized.

The adjustment is made by a valuation allowance. Since the realization of the net operating loss carry-forwards and deductible temporary differences in 2011 was not considered more likely than not, a partial valuation allowance has been created.

For 2012, based on historical taxable income from continuing operations and projections for future taxable income the Company determined that it is more likely than not that some of its deferred tax assets are expected to be realized, and reversed all of the valuation allowance. The reversal of the valuation allowance and other adjustments to the deferred tax assets resulted in the recognition of tax benefit of $1,806 in 2012. The Company has accumulated losses for Israeli income tax purposes as of December 31, 2012, 2011 and 2010 in the amount of approximately $6,285, $15,690 and $53,400, respectively. These losses may be carried forward and offset against taxable income in the future for an indefinite period.

E.	Tax Reconciliation:

The following is a reconciliation of the theoretical tax expense, assuming that all income is taxed at the ordinary statutory average corporate tax rate in Israel and the actual tax expense in the statement of operations, is as follows:
	Year ended December 31,
	2 0 1 2	2 0 1 1	2 0 1 0

Net income before taxes	$11,952	$25,618	$22,175
Theoretical tax expenses	2,988	6,148	5,544
Permanent differences, including difference between the basis of measurement of income reported for tax purposes and the basis of measurement of income for financial reporting purposes - net	46	36	117
Different tax rates of deferred taxes	1,901	-	-
Deferred taxes on carryforward tax losses for which valuation allowance was provided	-	(3,731)	-
Reinstate advances paid to tax authorities	(747)	-	-
Change in valuation allowance	(4,080)	(4,881)	(5,609)
Other	16	(72)	(52)
	(2,864)	(8,648)	(5,544)
Actual tax expense (benefit)	$124	$(2,500)	$-

F.	Effective Tax Rates:

The Company's effective tax rates differ from the statutory rates applicable to the Company for all years presented due primarily to its tax losses carry-forward.

G.	Tax Assessments:

The Company has either received final tax assessments or the applicable statute of limitations rules have become effective through tax year 2008. One subsidiary received final tax assessments through tax year 2008. The other subsidiaries did not receive final tax assessments since their incorporation.

H.	Uncertain Tax Positions:

The taxation of the Company's business is subject to the application of multiple and sometimes conflicting tax laws and regulations as well as multinational tax conventions. The application of tax laws and regulations is subject to legal and factual interpretation, judgment and uncertainty. Tax laws themselves are subject to change as a result of changes in fiscal policy, changes in legislation and the evolution of regulations and court rulings. Consequently, taxing authorities may impose tax assessments or judgments against the Company that could materially impact its tax liability and/or its effective income tax rate.

As of December 31, 2012, The Company maintains uncertain tax positions accruals in the amounts of $255.

The Company believes that it has adequately provided for any reasonably foreseeable outcomes related to tax audits and settlement. The final tax outcome of its tax audits could be different from that which is reflected in the Company's income tax provisions and accruals. Such differences could have a material effect on the Company's income tax provision and net income in the period in which such determination is made.

G.	Income from other sources in Israel:

Income not eligible for benefits under the Approved Enterprise Law mentioned in a. above is taxed at the corporate tax rate of 25% in 2010, 24% in 2011 and 25% in 2012. On December 6, 2011, the "Tax Burden Distribution Law" Legislation Amendments (2011) was published in the official gazette, under which the previously approved gradual decrease in corporate tax was cancelled. The corporate tax rate increased to 25% from 2012.